FIRST AMENDMENT TO
AGREEMENT AND PLAN OF MERGER

     THIS FIRST AMENDMENT (the “Amendment”) to the Agreement and Plan of Merger dated as of March 25, 2002 by and among OmegaTech, Inc., a Delaware corporation (the “Company”), Martek Biosciences Corporation, a Delaware corporation (“Martek”), and OGTAQ, Inc., a Delaware corporation (the “Merger Agreement”), is entered into as of April 24, 2002 by and among the Company, Martek, Merger Sub and Robert Zuccaro, in his capacity as the Stockholders’ Representative. All capitalized terms used herein but not defined herein have the meaning given such terms in the Merger Agreement.

RECITALS

     WHEREAS, the parties hereto desire to amend the Merger Agreement to modify certain provisions related to the Directed Shares and Creditor Releases and certain other delivery requirements.

     WHEREAS, the parties hereto desire to amend the Merger Agreement to provide that Martek may receive stock and/or cash from the Martek Escrow Fund pursuant to the terms of the Escrow Agreement.

     WHEREAS, the parties hereto desire to acknowledge that the Operating Budget attached hereto as Schedule I is the final Operating Budget required to the delivered pursuant to Section 5.21(c) of the Merger Agreement.

AMENDMENT

     NOW, THEREFORE, in consideration of the foregoing, of mutual promises of the parties hereto and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Merger Agreement as follows:

     1.     Schedule 1.5(c)(i) to the Merger Agreement is hereby deleted in its entirety and replaced with Schedule 1.5(c)(i) attached hereto.

     2.     The last sentence of Section 1.5(c)(ii) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“As used herein, “Directed Shares” means 902,571 shares of Martek Common Stock.”

     3.     The first sentence of Section 1.5(d) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“A number of shares of Martek Common Stock equal to 290,806 received as Initial Share Consideration by the Stockholders (the “Martek Escrow Amount”) will be deposited in the Martek Escrow Fund pursuant to Sections 1.8(h) and 7.2(b).”

     4.     The second to last sentence of Section 1.5(d) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“The Directed Shares will be deposited in escrow (the “Directed Shares Escrow Fund”) or issued directly to certain Persons as provided in Section 1.8(h).”

     5.     The second sentence of Section 1.8(a) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“In addition, as soon as reasonably practicable after all or any portion of the Maximum Contingent Share Consideration is to be distributed to Interest Holders pursuant to Sections 1.5(f), (h) or (j), Martek shall deposit with the Exchange Agent certificates representing the portion of Maximum Contingent Share Consideration then distributable, together with cash in an amount sufficient to permit the payment of cash in lieu of fractional shares pursuant to Section 1.9; provided that:

(i)	If there are insufficient Directed Shares to satisfy certain pre-closing liabilities of the Company to OT Lender I and OT Lender II, OT Lender I and/or OT Lender II may require that certificates representing a number of shares of Martek Common Stock issuable in connection with the Milestones achieved after the Closing equal to 150% of (A) the portion of such pre-closing liabilities owed to OT Lender I or OT Lender II, as the case may be, remaining to be paid plus (B) commissions or costs associated with the sale of Directed Shares for the benefit of OT Lender I or OT Lender II, as the case may be, remaining to be paid be deposited into the Directed Shares Escrow Fund for the benefit of OT Lender I or OT Lender II, respectively. The rights of OT Lender I and OT Lender II to cause such shares to be deposited into the Directed

Shares Escrow Fund for the benefit of OT Lender I or OT Lender II, respectively, shall be pari passu with one another.

(ii)	If the pre-closing liabilities of the Company to OT Lender I and OT Lender II have been satisfied in full and there are insufficient Directed Shares to satisfy certain pre-closing liabilities of the Company to any of Salomon Smith Barney Inc. (“SSB”), Gibson, Dunn & Crutcher LLP (“GDC”) or Allen & Company (“Allen”), SSB, GDC and/or Allen may require that certificates representing a number of shares of Martek Common Stock issuable in connection with the Milestones achieved after the Closing equal to 150% of (A) the portion of such pre-closing liabilities owed to SSB, GDC and/or Allen, as the case may be, remaining to be paid plus (B) commissions or costs associated with the sale of Directed Shares for the benefit of SSB, GDC and/or Allen, as the case may be, remaining to be paid be deposited into the Directed Shares Escrow Fund for the benefit of SSB, GDC and/or Allen, respectively. The rights of each of SSB, GDC and Allen to cause such shares to be deposited into the Directed Shares Escrow Fund for the benefit of SSB, GDC and/or Allen, respectively, shall be pari passu with one another.”

     6.     Section 1.8(h) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

"(h) As promptly as reasonably practicable after the Closing Date, Martek shall cause the Exchange Agent to issue (A) to the Martek Escrow Agent certificates representing the Martek Escrow Amount, which shall be registered in the name of such escrow agent as nominee for the holders of Certificates, (B) to the escrow agent for the Stockholders’ Representative Escrow Fund certificates representing the Stockholders’ Representative Escrow Amount, which shall be registered in the name of such escrow agent as nominee for the holders of Certificates, (C) to the escrow agent for the Directed Shares Escrow Fund certificates representing the Directed Shares, which shall be registered in the name of such escrow agent as nominee for certain creditors of the Company, and (D) to each of Mark Braman, Robert Di Scipio, Richard Green, Michael Klacik, James Flatt and William Barclay certificates representing the Martek Common Stock to be received by each such individual pursuant to the their respective First Amendment to Severance Agreement and Proprietary Information, Inventions and Non-Compete Agreement, in each case with the Company and dated of the Closing Date. If the escrow agent for the Directed Shares Escrow Fund notifies Martek that the Company’s pre-closing liabilities to be satisfied through the sale of Directed Shares in the Directed Shares Escrow Fund have been satisfied and there are remaining Directed Shares in the Directed Shares Escrow Fund (such shares the “Remaining Directed Shares”), Martek shall deposit, or cause to be deposited, with the Exchange Agent certificates representing a number of shares of Martek Common Stock equal to the number of Remaining Directed Shares and shall use its reasonable efforts to cause the Exchange Agent to distribute such shares to the Stockholders in proportion to their respective ownership of the common stock of the Company immediately prior to the Effective Time. “

     7.     Schedule 2.3 to the Merger Agreement is hereby deleted in its entirety and replaced with Schedule 2.3 attached hereto.

     8.     Section 5.11(b) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

"(b) The Company will obtain from each Person listed on Schedule 5.11 a release, in a form reasonably satisfactory to Martek, of those obligations of the Company to such Person that are specified on Schedule 5.11, such release to be effective as of the Effective Time (collectively, the “Creditor Releases”). “

     9.     Schedule 5.11A to the Merger Agreement is hereby deleted in its entirety and replaced with Schedule 5.11 attached hereto.

     10.     Schedule 5.11B to the Merger Agreement is hereby deleted in its entirety.

     11.     Section 5.21(a) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

"(a) [Reserved.]"

     12.     The Closing Date Balance Sheet required to be delivered by Section 5.21(b) of the Merger Agreement is attached hereto as Schedule I.

     13.     The Operating Budget attached hereto as Schedule II is the final Operating Budget required to the delivered pursuant to Section 5.21(c) of the Merger Agreement.

     14.     Section 5.23 of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

“SECTION 5.23. [Reserved.]"

     15.     Section 6.2(i) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

"(i) Creditor Releases. Martek shall have received the executed Creditor Releases.”

     16.     The third to last sentence of Section 7.2(a) of the Merger Agreement shall be deleted in its entirety and replaced with the following:

Martek’s exclusive remedy with respect to any and all Losses shall be delivery to Martek, at its sole option, of (i) shares of Martek Common Stock held in the Martek Escrow Fund and/or (ii) cash from the sale of shares of Martek Common Stock held in the Martek Escrow Fund, in any case under the terms of the Escrow Agreement.”

     17.     Except as modified herein, the terms and conditions of the Merger Agreement shall remain unchanged and are hereby ratified and confirmed. All references to the Merger Agreement from and after the date herein shall refer to the Merger Agreement as amended by this Amendment.

     18.     The Company acknowledges that Schedule III hereto is a complete and accurate list of the percentage of the Contingent Rights to be held by each Interest Holder immediately after the Closing.

GENERAL

     19.     All the terms and provisions of this Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

     20.     This Amendment may be amended, modified or supplemented at any time prior to the Effective Time by the agreement of the Stockholders’ Representative and the respective boards of directors of the Company and Martek, except as provided in Section 251(d) of the DGCL. Any amendment, modification or revision of this Amendment and any waiver of compliance or consent with respect hereto shall be effective only if in a written instrument executed by the parties hereto.

     21.     This Amendment shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware as applied to contracts made and fully performed in such state, except insofar as the DGCL shall be mandatorily applicable to the Merger and the rights of the Stockholders in connection therewith.

     22.     If any term or other provision of this Amendment is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of the Amendment shall remain in full force and effect. Upon such determination, the parties hereto shall negotiate in good faith to modify this Amendment so as to give effect to the original intent of the parties to the fullest extent permitted by applicable law.

     23.     All section headings herein are for convenience only and shall in no way modify or restrict any of the terms or provisions hereof.

     24.     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and the Company and Martek may become a party hereto by executing a counterpart hereof. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Amendment as of the date first above written.

MARTEK BIOSCIENCES CORPORATION

By:	/s/ George P. Barker

George P. Barker Senior Vice President and General Counsel

OGTAQ CORP.

By:	/s/ George P. Barker

George P. Barker Senior Vice President and General Counsel

OMEGATECH, INC.

By: /s/ Robert M. D. Scipio

Name: Robert M. D. Scipio

Title: Vice President, Secretary and General Counsel

STOCKHOLDERS’ REPRESENTATIVE

By:	/s/ Robert Zuccaro

Robert Zuccaro

Schedule Index

Schedule 1.5(c)(i)	Allocation of Initial Consideration

Schedule 2.3	Capitalization

Schedule 5.11	Creditor Releases

Schedule I	Closing Balance Sheet

Schedule II	Final Operating Budget

Schedule III	Contingent Rights